Exhibit 99(a)

Windstream Corporation has entered into various transactions that may cause results reported under Generally Accepted Accounting Principles in the United States (“GAAP”) to be not necessarily indicative of future results.

Completed Acquisitions:

•

On December 2, 2010, Windstream completed the acquisition of Q-Comm Corporation (“Q-Comm”). The Q-Comm acquisition provided the Company with increased scale and business revenues, as well as the opportunity for operating synergies with contiguous Windstream markets.

•

On December 1, 2010, Windstream completed the acquisition of Hosted Solutions Acquisition, LLC (“Hosted Solutions”). The Hosted Solutions acquisition provided Windstream with five state-of-the-art SAS 70 Type II certified data centers in Raleigh, N.C., Charlotte, N.C., and Boston, M.A. which serve more than 600 customers. Windstream now operates a total of 12 data centers across the country.

•

On June 1, 2010, the Company completed the acquisition of Iowa Telecommunications Services, Inc. (“Iowa Telecom”). The Iowa Telecom acquisition added approximately 208,000 incumbent local exchange carrier access lines, 39,000 competitive local exchange carrier access lines, 96,000 high-speed Internet customers and 25,000 digital television customers in Iowa and Minnesota.

•

On February 8, 2010, Windstream completed the acquisition of NuVox, Inc. (“NuVox”). The NuVox acquisition added approximately 104,000 data and integrated solution connections in complementary markets in 16 states.

•

On December 1, 2009, Windstream completed the acquisition of Lexcom, Inc. (“Lexcom”). The Lexcom acquisition added approximately 22,000 access lines, 9,000 high-speed Internet customers and 12,000 digital television customers in North Carolina.

•

On November 10, 2009, Windstream completed the acquisition of D&E Communication, Inc. (“D&E”). The D&E acquisition added approximately 145,000 access lines, 45,000 high-speed Internet customers and 9,000 digital television customers in central Pennsylvania.

Dispositions:

•

On August 21, 2009, Windstream completed the sale of its out-of-territory product distribution operations to Walker and Associates of North Carolina, Inc. (“Walker”) for approximately $5.3 million in total consideration. These operations were not central to the Company’s strategic goals in its core communications business.

To assist investors in evaluating the results of its combined operations, the Company has provided the accompanying unaudited pro forma results, which includes results from D&E, Lexcom, NuVox, Iowa Telecom, Hosted Solutions and Q-Comm for periods prior to the acquisitions, and excludes results from the out-of-territory product distribution operations and all merger and integration costs resulting from the completed transactions discussed above. In addition to pro forma adjustments, the Company has presented certain measures of its operating performance, excluding the impact of restructuring charges, pension and stock-based compensation.

Windstream’s purpose for including the results of the acquired businesses and for excluding non-recurring items, the results of the disposed operations, restructuring charges, pension and stock-based compensation is to improve the comparability of results of operations for all periods presented in order to focus on the true earnings capacity associated with providing telecommunication services. Additionally, management believes that presenting current business measures assists investors by providing more meaningful comparisons of results from current and prior periods, and by providing information that is a better reflection of the core earnings capacity of its current businesses. The Company uses pro forma results, including pro forma revenues and sales, pro forma OIBDA and pro forma adjusted OIBDA, as key measures of the operational performance of its business. Windstream management, including the chief operating decision-maker, consistently use these measures for internal reporting and the evaluation of business objectives, opportunities and performance.

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: further adverse changes in economic conditions in the markets served by Windstream; the extent, timing and overall effects of competition in the communications business; continued voice line loss; the impact of new, emerging or competing technologies; the adoption of intercarrier compensation and/or universal service reforms by the Federal Communications Commission or Congress that results in a significant loss of revenue to Windstream; the risks associated with the integration of acquired businesses or the ability to realize anticipated synergies, cost savings and growth opportunities; for Windstream’s competitive local exchange carrier operations, adverse effects on the availability, quality of service and price of facilities and services provided by other incumbent local exchange carriers on which Windstream’s competitive local exchange carrier services depend; the availability and cost of financing in the corporate debt markets; the potential for adverse changes in the ratings given to Windstream’s debt securities by nationally accredited ratings organizations; the effects of federal and state legislation, rules and regulations governing the communications industry; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation; unfavorable rulings by state public service commissions in proceedings regarding universal service funds, inter-carrier compensation or other matters that could reduce revenues or increase expenses; the effects of work stoppages; the impact of equipment failure, natural disasters or terrorist acts; earnings on pension plan investments significantly below our expected long term rate of return for plan assets; changes in federal, state and local tax laws and rates; and those additional factors under the caption “Risk Factors” in Windstream’s Form 10-K for the year ended December 31, 2009. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream’s actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream’s future results included in Windstream’s filings with the Securities and Exchange Commission at www.sec.gov.

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2010 and 2009

(In millions)

	2010				2009
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
FINANCIAL RESULTS:
Service revenues:
Consumer	$1,084.5	$359.9	$360.5	$364.1	$1,497.0	$365.8	$370.6	$377.7	$382.9
Business	1,453.0	487.8	484.1	481.1	1,935.4	483.6	482.4	485.7	483.7
Wholesale	501.8	163.5	164.7	173.6	703.7	180.9	173.5	170.6	178.7

Total service revenues	3,039.3	1,011.2	1,009.3	1,018.8	4,136.1	1,030.3	1,026.5	1,034.0	1,045.3
Product sales	69.4	26.8	19.8	22.8	95.3	23.1	24.3	23.6	24.3

Total revenues and sales	$3,108.7	$1,038.0	$1,029.1	$1,041.6	$4,231.4	$1,053.4	$1,050.8	$1,057.6	$1,069.6

Costs and expenses:
Cost of services	$1,131.3	$381.2	$374.4	$375.7	$1,580.1	$387.3	$397.7	$399.8	$395.3
Cost of products sold	60.9	22.7	18.8	19.4	83.9	19.6	21.6	20.8	21.9
Selling, general, administrative and other	436.4	140.2	146.5	149.7	617.5	150.1	154.5	156.5	156.4
Restructuring charges	0.7	0.2	0.5	—	9.1	1.8	7.5	(0.1)	(0.1)

Total costs and expenses excluding depreciation and amortization	1,629.3	544.3	540.2	544.8	2,290.6	558.8	581.3	577.0	573.5

OIBDA (B)	1,479.4	493.7	488.9	496.8	1,940.8	494.6	469.5	480.6	496.1
Depreciation and amortization	616.9	201.4	204.8	210.7	848.6	211.5	211.6	213.3	212.2

Operating income	$862.5	$292.3	$284.1	$286.1	$1,092.2	$283.1	$257.9	$267.3	$283.9

Operating Income Margin (C)	27.7%	28.2%	27.6%	27.5%	25.8%	26.9%	24.5%	25.3%	26.5%
OIBDA margin (D)	47.6%	47.6%	47.5%	47.7%	45.9%	47.0%	44.7%	45.4%	46.4%

SUPPLEMENTAL INFORMATION:
OIBDA	$1,479.4	$493.7	$488.9	$496.8	$1,940.8	$494.6	$469.5	$480.6	$496.1
Pension expense	46.7	15.5	15.4	15.8	92.5	23.9	23.0	22.8	22.8
Restructuring charges	0.7	0.2	0.5	—	9.1	1.8	7.5	(0.1)	(0.1)
Stock-based compensation	14.3	4.7	4.8	4.8	26.2	5.7	5.6	8.0	6.9

Adjusted OIBDA (E)	$1,541.1	$514.1	$509.6	$517.4	$2,068.6	$526.0	$505.6	$511.3	$525.7
Adjusted OIBDA margin (F)	49.6%	49.5%	49.5%	49.7%	48.9%	49.9%	48.1%	48.3%	49.1%

Revenues by type:
Voice and long distance	$1,140.0	$372.3	$380.6	$387.1	$1,638.3	$394.8	$404.4	$415.8	$423.3
Data and integrated solutions	914.1	310.5	304.4	299.2	1,162.3	294.7	291.3	289.0	287.3
Special access	376.0	127.3	124.5	124.2	491.3	125.5	122.6	123.1	120.1
Switched access and USF	467.8	152.8	153.4	161.6	652.3	168.6	161.1	157.1	165.5
Miscellaneous	141.4	48.3	46.4	46.7	191.9	46.7	47.1	49.0	49.1
Product sales	69.4	26.8	19.8	22.8	95.3	23.1	24.3	23.6	24.3

Total revenues and sales	$3,108.7	$1,038.0	$1,029.1	$1,041.6	$4,231.4	$1,053.4	$1,050.8	$1,057.6	$1,069.6

Revenues from business and broadband:
Consumer broadband	$318.2	$109.4	$104.6	$104.2	$392.6	$100.8	$97.8	$97.2	$96.8
Business service revenue	1,453.0	487.8	484.1	481.1	1,935.4	483.6	482.4	485.7	483.7
Business product sales	30.1	12.0	7.8	10.3	46.3	11.3	12.4	11.0	11.6

Business and broadband revenues	$1,801.3	$609.2	$596.5	$595.6	$2,374.3	$595.7	$592.6	$593.9	$592.1
Business and broadband as a percent of total revenues	57.9%	58.7%	58.0%	57.2%	56.1%	56.6%	56.4%	56.2%	55.4%

Capital expenditures	$330.9	$127.2	$122.5	$81.2	$487.4	$133.1	$120.6	$116.7	$117.0

(A)	Pro forma results adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”), NuVox, Inc. (“NuVox”), Iowa Telecommunications Services, Inc. (“Iowa Telecom”), Hosted Solutions Acquisition, LLC (“Hosted Solutions”) and Q-Comm Corporation (“Q-Comm”), and to exclude the results of the disposed out-of-territory product distribution operations and all merger and integration costs related to strategic transactions. Q-Comm results of operations only include those entities acquired from Q-Comm.
(B)	OIBDA is operating income before depreciation and amortization.
(C)	Operating income margin is calculated by dividing operating income by total revenues and sales.
(D)	OIBDA margin is calculated by dividing OIBDA by total revenues and sales.
(E)	Adjusted OIBDA adjusts OIBDA for the impact of restructuring charges, pension expense and stock-based compensation.
(F)	Adjusted OIBDA margin is calculated by dividing adjusted OIBDA by total revenues and sales.

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2010 and 2009

(In thousands)

		2010				2009
		Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
ACCESS LINES:
Total access lines	sum of (1)	3,353.1	3,353.1	3,384.3	3,414.7	3,439.6	3,439.6	3,475.5	3,505.5	3,550.9
YOY change in total access lines		-3.5%	-3.5%	-3.5%	-3.8%	-4.4%	-4.4%	-4.7%	-4.8%	-4.6%
Net total access line losses		(86.5)	(31.2)	(30.4)	(24.9)	(158.1)	(35.9)	(30.0)	(45.4)	(46.8)

KEY OPERATING METRICS:
Voice lines	(1)	3,087.0	3,087.0	3,120.1	3,154.8	3,181.9	3,181.9	3,219.5	3,250.6	3,296.0
YOY change in voice lines		-4.1%	-4.1%	-4.0%	-4.3%	-4.9%	-4.9%	-5.3%	-5.6%	-5.5%
Net voice line losses		(94.9)	(33.1)	(34.7)	(27.1)	(163.7)	(37.6)	(31.1)	(45.4)	(49.6)

High-speed Internet		1,290.7	1,290.7	1,275.1	1,260.3	1,223.9	1,223.9	1,195.7	1,168.0	1,151.5
Advanced data and integrated solutions	(1)	169.4	169.4	168.9	165.9	164.3	164.3	163.0	162.1	162.5

Total data and integrated solutions		1,460.1	1,460.1	1,444.0	1,426.2	1,388.2	1,388.2	1,358.7	1,330.1	1,314.0
YOY change in high-speed Internet		7.9%	7.9%	9.2%	9.4%	9.6%	9.6%	8.9%	9.7%	10.9%
YOY change in advanced data and integrated solutions		3.9%	3.9%	4.2%	2.1%	2.6%	2.6%	6.0%	9.6%	12.1%
Net high-speed Internet additions		66.8	15.6	14.8	36.4	107.0	28.2	27.7	16.5	34.6
Net advanced data and integrated solution additions (losses)		5.1	0.5	3.0	1.6	4.1	1.3	0.9	(0.4)	2.3

Special access circuits	(1)	96.7	96.7	95.3	94.0	93.4	93.4	93.0	92.8	92.4
YOY change in special access circuits		4.0%	4.0%	2.7%	1.7%	1.6%	1.6%	1.5%	2.2%	1.8%
Net special access circuit additions		3.3	1.4	1.3	0.6	1.5	0.4	0.2	0.4	0.5

Digital television customers		433.3	433.3	422.9	414.8	402.0	402.0	391.6	380.4	366.3

Total connections		5,077.1	5,077.1	5,082.3	5,089.8	5,065.5	5,065.5	5,062.8	5,053.9	5,068.7

OPERATING METRICS BY CUSTOMER TYPE:
Consumer:
Voice lines		2,070.0	2,070.0	2,094.2	2,118.6	2,134.8	2,134.8	2,156.5	2,175.1	2,211.4
High-speed Internet		1,157.3	1,157.3	1,143.2	1,129.9	1,095.0	1,095.0	1,067.6	1,041.4	1,026.7
Digital television customers		433.3	433.3	422.9	414.8	402.0	402.0	391.6	380.4	366.3

Total consumer connections		3,660.6	3,660.6	3,660.3	3,663.3	3,631.8	3,631.8	3,615.7	3,596.9	3,604.4
YOY change in consumer connections		1.2%	1.2%	1.8%	1.6%	1.2%	1.2%	0.7%	0.4%	0.8%
Business:
Voice lines		985.8	985.8	993.9	1,003.0	1,013.9	1,013.9	1,029.7	1,041.9	1,051.6
High-speed Internet		133.4	133.4	131.9	130.4	128.9	128.9	128.1	126.6	124.8
Advanced data and integrated solutions		169.4	169.4	168.9	165.9	164.3	164.3	163.0	162.1	162.5
Special access circuits		96.7	96.7	95.3	94.0	93.4	93.4	93.0	92.8	92.4

Total business connections		1,385.3	1,385.3	1,390.0	1,393.3	1,400.5	1,400.5	1,413.8	1,423.4	1,431.3
YOY change in business connections		-2.0%	-2.0%	-2.3%	-2.7%	-2.7%	-2.7%	-2.0%	-0.8%	0.2%
Wholesale voice lines		31.2	31.2	32.0	33.2	33.2	33.2	33.3	33.6	33.0
YOY change in wholesale connections		-6.3%	-6.3%	-4.8%	0.6%	-1.2%	-1.2%	-2.9%	-3.4%	-18.9%

(A)	Pro forma results adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”), NuVox, Inc. (“NuVox”), Iowa Telecommunications Services, Inc. (“Iowa Telecom”), Hosted Solutions Acquisition, LLC (“Hosted Solutions”) and Q-Comm Corporation (“Q-Comm”) . Q-Comm results of operations only include those entities acquired from Q-Comm.

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2010 and 2009

(In millions)

	2010				2009
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Reconciliation of Revenues under GAAP to Pro forma Revenues:
Revenues and sales under GAAP	$2,731.0	$965.8	$917.3	$847.9	$2,996.6	$754.4	$734.3	$752.9	$755.0

Pro forma adjustments:
D&E revenues and sales prior to acquisition	—	—	—	—	123.3	16.1	35.5	35.8	35.9
Lexcom revenues and sales prior to acquisition	—	—	—	—	39.8	7.3	10.5	11.1	10.9
Out-of-territory product distribution operations revenues and sales	—	—	—	—	(38.5)	—	(8.2)	(17.6)	(12.7)
NuVox revenues and sales prior to acquisition	57.3	—	—	57.3	564.8	140.7	140.5	141.0	142.6
Iowa Telecom revenues and sales prior to acquisition	109.2	—	42.3	66.9	270.7	65.9	68.3	66.2	70.3
Hosted Solutions revenues and sales prior to acquisition	39.2	13.4	12.9	12.9	49.0	12.6	12.2	12.0	12.2
Q-Comm revenues and sales prior to acquisition	173.2	59.2	57.0	57.0	227.7	56.8	58.1	56.8	56.0
Elimination of Windstream revenues from Q-Comm prior to acquisition	(1.2)	(0.4)	(0.4)	(0.4)	(2.0)	(0.4)	(0.4)	(0.6)	(0.6)

Pro forma revenues and sales	$3,108.7	$1,038.0	$1,029.1	$1,041.6	$4,231.4	$1,053.4	$1,050.8	$1,057.6	$1,069.6

Reconciliation of Operating Income under GAAP to Pro forma adjusted OIBDA
Operating income from continuing operations under GAAP	$771.2	$270.2	$254.2	$246.8	$956.9	$234.5	$225.4	$244.4	$252.6

Pro forma adjustments:
D&E pre-acquisition operating income, excluding M&I costs	—	—	—	—	23.2	4.0	7.8	2.6	8.8
D&E intangible asset impairment	—	—	—	—	5.5	—	—	5.5	—
D&E intangible asset amortization adjustment	—	—	—	—	(3.5)	(0.6)	(0.9)	(1.0)	(1.0)
Lexcom pre-acquisition operating income, excluding M&I costs	—	—	—	—	13.7	2.6	3.3	4.1	3.7
Lexcom intangible asset amortization adjustment	—	—	—	—	(1.5)	(0.3)	(0.4)	(0.4)	(0.4)
Operating income from disposed out-of-territory product distribution operations	—	—	—	—	(0.9)	—	0.1	(0.8)	(0.2)
NuVox pre-acquisition operating income, excluding M&I costs	4.1	—	—	4.1	35.8	13.3	8.6	3.5	10.4
NuVox intangible asset amortization adjustment	(1.5)	—	—	(1.5)	(14.7)	(3.9)	(3.3)	(3.6)	(3.9)
Iowa Telecom pre-acquisition operating income, excluding M&I costs	23.9	—	9.8	14.1	59.0	14.0	15.1	12.8	17.1
Iowa Telecom intangible asset amortization adjustment	(11.2)	—	(4.7)	(6.5)	(28.4)	(6.8)	(6.9)	(7.3)	(7.4)
Hosted Solutions pre-acquisition operating income, excluding M&I costs	8.7	3.1	2.9	2.7	10.1	2.8	2.3	2.4	2.6
Hosted Solutions intangible asset amortization adjustment (B)	(4.6)	(1.5)	(1.5)	(1.6)	(7.2)	(1.6)	(1.8)	(1.9)	(1.9)
Q-Comm pre-acquisition operating income, excluding M&I costs	41.3	15.7	13.6	12.0	49.5	11.7	14.3	12.7	10.8
Q-Comm intangible asset amortization adjustment (B)	(20.9)	(6.7)	(7.0)	(7.2)	(27.6)	(6.5)	(6.7)	(7.1)	(7.3)
M&I costs	51.5	11.5	16.8	23.2	22.3	19.9	1.0	1.4	—

Pro forma operating income	862.5	292.3	284.1	286.1	1,092.2	283.1	257.9	267.3	283.9

Depreciation and amortization expense	503.0	179.9	167.7	155.4	537.8	138.7	133.8	133.3	132.0
D&E pre-acquisition depreciation and amortization expense	—	—	—	—	28.4	3.4	8.6	8.4	8.0
Lexcom pre-acquisition depreciation and amortization expense	—	—	—	—	9.4	1.9	2.5	2.4	2.6
NuVox pre-acquisition depreciation and amortization expense	9.5	—	—	9.5	92.6	22.3	22.5	23.6	24.2
Iowa Telecom pre-acquisition depreciation and amortization expense	39.1	—	15.5	23.6	94.8	23.8	24.1	23.6	23.3
Hosted Solutions pre-acquisition depreciation and amortization expense (B)	14.6	4.7	4.8	5.1	19.9	5.2	5.5	4.7	4.5
Q-Comm pre-acquisition depreciation and amortization expense (B)	50.7	16.8	16.8	17.1	65.7	16.2	14.6	17.3	17.6

Pro forma OIBDA (C)	1,479.4	493.7	488.9	496.8	1,940.8	494.6	469.5	480.6	496.1

Other adjustments:
Pension expense	46.5	15.5	15.3	15.7	91.8	23.7	22.8	22.7	22.6
Pension expense of D&E prior to acquisition	—	—	—	—	0.1	0.1	—	—	—
Pension expense of Iowa Telecom prior to acquisition	0.2	—	0.1	0.1	0.6	0.1	0.2	0.1	0.2
Restructuring charges	0.7	0.2	0.5	—	9.1	1.8	7.5	(0.1)	(0.1)
Stock-based compensation	12.0	4.5	4.0	3.5	17.4	3.1	3.7	5.4	5.2
D&E stock-based compensation prior to acquisition	—	—	—	—	1.0	0.5	0.1	0.3	0.1
NuVox stock-based compensation prior to acquisition	0.1	—	—	0.1	2.3	1.0	0.5	0.4	0.4
Iowa Telecom stock-based compensation prior to acquisition	1.8	—	0.7	1.1	4.8	0.9	1.1	1.7	1.1
Hosted Solutions stock-based compensation prior to acquisition	0.4	0.2	0.1	0.1	0.7	0.2	0.2	0.2	0.1

Pro forma adjusted OIBDA (D)	$1,541.1	$514.1	$509.6	$517.4	$2,068.6	$526.0	$505.6	$511.3	$525.7

(A)	Pro forma results adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”), NuVox, Inc. (“NuVox”), Iowa Telecommunications Services, Inc. (“Iowa Telecom”), Hosted Solutions Acquisition, LLC (“Hosted Solutions”) and Q-Comm Corporation (“Q-Comm”), and to exclude the results of the disposed out-of-territory product distribution operations and all merger and integration costs related to strategic transactions. Q-Comm results of operations only include those entities acquired from Q-Comm.
(B)	Amortization expense related to the intangible assets of Hosted Solutions and Q-Comm are preliminary and subject to change upon further assessment of the fair value of the related assets.
(C)	OIBDA is operating income before depreciation and amortization.
(D)	Pro forma adjusted OIBDA adjusts pro forma OIBDA for the impact of restructuring charges, pension expense and stock-based compensation.

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2010 and 2009

(In millions)

	2010				2009
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Reconciliation of Capital Expenditures under GAAP to Pro forma Capital Expenditures:
Capital expenditures under GAAP	$272.7	$113.3	$98.9	$60.5	$298.1	$91.3	$67.3	$76.7	$62.8

Pro forma adjustments:
D&E capital expenditures prior to acquisition	—	—	—	—	17.1	1.0	5.2	5.2	5.7
Lexcom capital expenditures prior to acquisition	—	—	—	—	3.0	0.4	0.9	0.8	0.9
NuVox capital expenditures prior to acquisition	3.8	—	—	3.8	67.9	13.3	14.6	12.9	27.1
Iowa Telecom capital expenditures prior to acquisition	8.4	—	5.4	3.0	25.7	8.0	6.1	7.6	4.0
Hosted Solutions capital expenditures prior to acquisition	4.3	0.8	2.6	0.9	17.5	5.6	5.7	1.6	4.6
Q-Comm capital expenditures prior to acquisition	41.7	13.1	15.6	13.0	58.1	13.5	20.8	11.9	11.9

Pro forma capital expenditures	$330.9	$127.2	$122.5	$81.2	$487.4	$133.1	$120.6	$116.7	$117.0

(A)	Pro forma results adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”), NuVox, Inc. (“NuVox”), Iowa Telecommunications Services, Inc. (“Iowa Telecom”), Hosted Solutions Acquisition, LLC (“Hosted Solutions”) and Q-Comm Corporation (“Q-Comm”), and to exclude the results of the disposed out-of-territory product distribution operations and all merger and integration costs related to strategic transactions. Q-Comm results of operations only include those entities acquired from Q-Comm.